                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 21, 1997



                                CYTRX CORPORATION
                                -----------------
               (Exact Name of Registrant as Specified in Charter)




        Delaware                   000-15327               58-1642740
     ---------------              ------------         -------------------
     (State or Other              (Commission           (IRS Employer
     Jurisdiction of              File Number)         Identification No.)
     Incorporation)

                             154 Technology Parkway
                             Norcross, Georgia 30092
                             -----------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 368-9500
                                 --------------
              (Registrant's Telephone Number, including Area Code)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On May 21, 1997 (the "Closing Date"), pursuant to the Agreement and Plan of Merger and Contribution dated December 6, 1996 (the "Merger Agreement" attached hereto as Exhibit 2.1 and incorporated herein by reference), among Zynaxis, Inc., a Pennsylvania corporation ("Zynaxis"), CytRx Corporation, a Delaware corporation ("CytRx"), Vaxcel, Inc., a Delaware corporation and a wholly-owned subsidiary of CytRx ("Vaxcel"), and Vaxcel Merger Subsidiary, Inc., a Georgia corporation and a wholly-owned subsidiary of Vaxcel formed for the purpose of consummating the transaction ("Merger Sub"), Merger Sub was merged with and into Zynaxis (the "Merger") and each share of capital stock of Zynaxis was converted into the right to receive shares of common stock of Vaxcel, par value $.001 per share ("Vaxcel Common Stock"). Specifically, each share of common stock of Zynaxis, par value $.01 per share ("Zynaxis Common Stock") issued and outstanding immediately prior to the Closing Date (excluding certain shares as set forth in the Merger Agreement), was exchanged for the right to receive .0947 (the "Exchange Ratio" as further described in the Merger Agreement) shares of Vaxcel Common Stock, with cash being paid in lieu of any fractional shares. In addition, each share of Series A Convertible Preferred Stock of Zynaxis, no par value ("Zynaxis Preferred Stock") issued and outstanding immediately prior to the Closing Date (excluding certain shares as set forth in the Merger Agreement), was exchanged for the right to receive .1894 (i.e., two times the Exchange Ratio) shares of Vaxcel Common Stock, with cash being paid in lieu of any fractional shares.

         Furthermore, on the Closing Date, CytRx contributed to Vaxcel a credit facility (the "Senior Credit Facility") and a cash payment of $2,300,010 (the "Cash Payment"). The Senior Credit Facility was delivered to CytRx concurrently with the execution of the Merger Agreement in exchange for which CytRx provided Zynaxis with working capital of up to $2,000,000 pending consummation of the Merger. The Senior Credit Facility is comprised of a secured note, certain security agreements, and a secured loan agreement. In exchange for the contribution of the Senior Credit Facility and the Cash Payment, Vaxcel delivered to CytRx a warrant to purchase shares of Vaxcel Common Stock (the "CytRx Warrant") and 1,374,996 shares of Vaxcel Common Stock. The CytRx Warrant has an exercise price equal to one-half of the Per Share Price of $.2754 (as further described in the Merger Agreement) multiplied by the Exchange Ratio, and may be exercised if, and only if, CytRx reasonably determines that Vaxcel's total assets and capital and surplus are insufficient to satisfy the total assets and capital surplus requirements for inclusion of Vaxcel Common Stock on the Nasdaq SmallCap Market.

         In addition to the foregoing, upon consummation of the Merger, holders (the "Financing Warrantholders") of warrants to purchase shares of Zynaxis Common Stock who were parties to that certain Preferred Stock and Warrant Agreement, executed concurrently with the Merger Agreement, by and among Zynaxis, CytRx, Vaxcel and each of the Financing Warrantholders (the "Preferred Stock and Warrant Agreement" attached hereto as Exhibit 2.2 and incorporated herein by reference), were granted the right to receive warrants to purchase shares of Vaxcel Common Stock in accordance with the terms of the Preferred Stock and Warrant Agreement.

         Also, on the Closing Date holders of warrants (the "Non-Financing Warrants") to purchase Zynaxis Common Stock who were not parties to the Preferred Stock and Warrant Agreement were issued, in exchange therefor, warrants to purchase Vaxcel Common Stock, substantially in the form of their Non-Financing Warrants, except that (i) each Non-Financing Warrant assumed by Vaxcel is exercisable solely for shares of Vaxcel Common Stock, (ii) the number of shares of Vaxcel Common Stock subject to such Non-Financing Warrant is equal to the number of shares of Zynaxis Common Stock subject to such Non-Financing Warrant prior to the Closing Date multiplied by the Exchange Ratio, and (iii) the per share exercise price under each such Non-Financing Warrant was adjusted by dividing the per share exercise price under each such Non-Financing Warrant prior to Closing by the Exchange Ratio and rounding up to the nearest cent.

         Additionally, on the Closing Date, holders of options to purchase shares of Zynaxis Common Stock ("Stock Options") granted pursuant to the Zynaxis, Inc. Amended and Restated 1989 Stock Option Plan ("Stock Plan") were granted rights with respect to the Vaxcel Common Stock, and Vaxcel assumed each such Stock Option in accordance with the terms of the Stock Plan, except that
(i) Vaxcel and its compensation committee was substituted for Zynaxis and the committee of Zynaxis' Board of Directors administering the Stock Plan, (ii) each Stock Option assumed by Vaxcel is exercisable solely for shares of Vaxcel Common Stock, (iii) the number of shares of Vaxcel Common Stock subject to the Stock Option is equal to the number of shares of Zynaxis Common Stock subject to such Stock Option immediately prior to the Closing Date multiplied by the Exchange Ratio, and (iv) the per share exercise price under each such Stock Option was adjusted by dividing the per share exercise price under each such Stock Option immediately prior to the Closing Date by the Exchange Ratio and rounding up to the nearest cent.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  1. Audited balance sheets of Zynaxis as of the end of each of the two most recent fiscal years (including 1995 and 1996).

                  2. Audited statements of income and cash flows of Zynaxis for each of the three fiscal years preceding the date of the most recent audited balance sheet (including 1994, 1995, 1996).

                  The required financial statements will be filed no later than August 4, 1997 (sixty days after the initial report on Form 8-K must be filed, June 5, 1997)

         (b)      Pro Forma Financial Information.

                  1. Pro forma condensed balance sheet of Zynaxis as of the end of the most recent period for which a consolidated balance sheet of Zynaxis is required (1996 to the present).

                  2. Pro forma condensed statements of income for only the most recent fiscal year (1996).

                  The required pro forma financial information will be filed no later than August 4, 1997.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger and Contribution dated as of December 6, 1996, among the Registrant, Vaxcel, Inc., Vaxcel Merger Subsidiary, Inc. and Zynaxis, Inc.

                  2.2 Preferred Stock and Warrant Agreement dated as of December 6, 1996, among the Registrant, Zynaxis, Inc., Vaxcel, Inc. and each of the holders of Zynaxis, Inc. warrants signatory thereto.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CYTRX CORPORATION
                                 (REGISTRANT)



Date: June 3, 1997               By:  /s/ Jack J. Luchese
                                     --------------------
                                 Jack J. Luchese, Chairman, President and Chief
                                 Executive Officer (Principal Executive Officer)

                                INDEX TO EXHIBITS

                                                                                                            Sequential
     Exhibit                                                                                                 Page No.
                                                                                                            ----------
       2.1             Agreement and Plan of Merger and Contribution dated as of December 6,
                       1997, among the Registrant, Vaxcel, Inc., Vaxcel Merger Subsidiary, Inc.
                       and Zynaxis, Inc.

       2.2             Preferred Stock and Warrant Agreement dated as of December 6, 1996, among the Registrant, Zynaxis, Inc. Vaxcel, Inc. and each of the holders of
                       Zynaxis, Inc. warrants signatory thereto.
